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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                     DECEMBER 28, 2000 (DECEMBER 15, 2000)

                             KBK CAPITAL CORPORATION
              Exact Name of Registrant as Specified in its Charter


       DELAWARE                        0-24220                 75-2416103
State of Incorporation or       Commission File Number      I.R.S. Employer
     Organization                                           Identification No.



     301 COMMERCE, SUITE 2200
           FORT WORTH, TEXAS                                     76102-4122
Address of Principal Executive Offices                           (Zip Code)

                                 (817) 258-6000
                         Registrant's telephone number,
                               including area code



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

         On December 15, 2000, KBK Capital Corporation (the "Company") completed a securitization (the "Securitization") of assets through its wholly-owned subsidiaries, KBK Financial, Inc. ("Financial") and KBK Acceptance Company LP ("Acceptance"), pursuant to which Financial sells assets to Acceptance and Acceptance borrows up to $200,000,000 (which may be increased to $350,000,000 upon the agreement of the relevant parties) to finance those purchases. The Securitization has a term of five years, and replaces a prior securitization involving another subsidiary of Financial and borrowings by Financial under a syndicated credit facility. The Purchase and Sale Agreement and the Receivable Financing Agreement entered into in connection with the Securitization are attached hereto as Exhibits 99.1 and 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c) Exhibits. The following exhibits are filed as part of this report:

                  99.1 Purchase and Sale Agreement dated as of December 15, 2000 between Financial and Acceptance.

                  99.2 Receivables Financing Agreement dated December 15, 2000 among Acceptance; Financial; and the various financial institutions named therein.

                  99.3     Press Release issued by the Company on December 18,
                           2000.

ITEM 9.    REGULATION FD DISCLOSURE.

         The Company is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.3 to this report. Exhibit 99.3 is the Company's press release, dated December 18, 2000, that announces the Securitization.

         The information in Item 9 of this Current Report on Form 8-K, including
Exhibit 99.3, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   December 28, 2000

                                        KBK CAPITAL CORPORATION


                                        By: /s/ Deborah B. Wilkinson
                                           ------------------------------------
                                           Deborah B. Wilkinson
                                           Executive Vice President,
                                           Chief Financial Officer, Secretary


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99.1          Purchase and Sale Agreement dated as of December 15, 2000 between
               Financial and Acceptance.

 99.2          Receivables Financing Agreement dated December 15, 2000 among
               Acceptance; Financial; and the various financial institutions named therein.

 99.3          Press Release issued by the Company on December 18, 2000.